                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


November 16, 1999                                         0-21845
Date of Report (Date of earliest event reported)          Commission file number


                     Wilshire Financial Services Group Inc.
             (Exact name of registrant as specified in its charter)


Delaware                                    93-1223879
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


                   1776 SW Madison Street, Portland, OR 97205
               (Address of principal executive offices)(Zip Code)


                                 (503) 223-5600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

             WILSHIRE FINANCIAL SERVICES GROUP INC. AND SUBSIDIARIES


ITEM 5.   OTHER EVENT.

                    On November 16, 1999, Wilshire Financial Services Group Inc. ("WFSG") announced that, subject to regulatory approval, Richard S. Cupp has been appointed Chief Executive Officer and President of First Bank of Beverly Hills, F.S.B., a subsidiary of WFSG.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)       Exhibits

                    99.1     Press release dated November 16, 1999


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 WILSHIRE FINANCIAL SERVICES GROUP INC.


Date: November 16, 1999


                                 By: /S/ STEPHEN P. GLENNON
                                     -------------------------------------
                                     STEPHEN P. GLENNON
                                     CHIEF EXECUTIVE OFFICER


                                 By: /S/ GLENN J. OHL
                                     -------------------------------------
                                     GLENN J. OHL
                                     CHIEF FINANCIAL OFFICER